iShares, Inc. and iShares Trust
Supplement dated July 17, 2026
to the currently effective Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”) for the
iShares US & Intl High Yield Corp Bond ETF (GHYG),
iShares 0‑5 Year High Yield Corporate Bond ETF (SHYG),
iShares iBoxx $ High Yield Corporate Bond ETF (HYG),
iShares 0‑5 Year Investment Grade Corporate Bond ETF (SLQD), and
iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD)
(each a “Fund” and collectively, the “Funds”)
Effective July 27, 2026, the names of the Underlying Indexes for the Funds will be updated as shown below. All references to the Underlying Index in the Summary Prospectus, Prospectus and SAI for each Fund will be updated accordingly.

Ticker	Fund Name	Updated Index Name

GHYG	iShares US & Intl High Yield Corp Bond ETF	iBoxx Global Developed Markets High Yield Index

SHYG	iShares 0‑5 Year High Yield Corporate Bond ETF	iBoxx USD Liquid High Yield 0‑5Y Index

HYG	iShares iBoxx $ High Yield Corporate Bond ETF	iBoxx USD Liquid High Yield Index

SLQD	iShares 0‑5 Year Investment Grade Corporate Bond ETF	iBoxx USD Liquid Investment Grade 0‑5Y Index

LQD	iShares iBoxx $ Investment Grade Corporate Bond ETF	iBoxx USD Liquid Investment Grade Index
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑iBoxxNC‑0726

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE